SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 27, 1999
                        (Date of earliest event reported)



                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      1-652                    54-0414210
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


       1501 North Hamilton Street
           Richmond, Virginia                                23230
(Address of Principal Executive Offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 359-9311

Item 5.      Other Events.

             The press  release  issued  by the  Registrant  on April  27,  1999
             attached  hereto  as  Exhibit  99.1  is   incorporated   herein  by
             reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits.

             No.               Description
             ---               -----------

             99.1 Press Release announcing Universal Leaf North America consolidating operations.


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*Filed Herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNIVERSAL CORPORATION
                                          (Registrant)



Date:  April 27, 1999                 By:   /s/ James M. White, III
                                         ---------------------------------------
                                           James M. White, III
                                           Vice President, General Counsel
                                             and Secretary

                                  Exhibit Index


Exhibit
Number                              Document
------                              --------

99.1 Press Release announcing Press Release announcing Universal Leaf North America consolidating operations.

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*Filed Herewith